EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2025
EARNINGS PER SHARE
EARNINGS PER SHARE

NOTE 17 - EARNINGS PER SHARE

Weighted average number of common shares outstanding:

In Thousands of Shares
Description	2025	2024	2023
Issued common shares at January 1	94,540	91,687	90,515
Effect of shares issued	1,500	1,984	1,172
Weighted average number of common shares outstanding at December 31	96,040	93,671	91,687

Diluted loss per share was the same amount as basic loss per share, as the effect of options and warrants would have been anti-dilutive because the Corporation incurred losses in each of the years presented. All outstanding options could potentially be dilutive in the future. For the year ending Dec. 31, 2025, the net loss was $4,275,475 resulting in a loss $0.05 per share, and the total number of shares that would have been issued upon exercise of options and warrants, and that were in the money, was zero.